THE GREATER CHINA FUND, INC.
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REPORT OF THE INVESTMENT MANAGER

PERFORMANCE
The Greater China Fund's (the "Fund") net asset value appreciated $3.21 during the six months ended June 30, 1999, increasing from $8.43 to $11.64.

MARKET REVIEW
The period under review saw a continuation of the strength in China stock prices. Renewed optimism on Asian stocks in general, amidst lower interest rates and stable currencies, and no further deterioration to the GITIC debt problem have contributed to the rally.

Chinese Premier Zhu Rongji's positive approach to World Trade Organization ("WTO") entry and economic reform in general during his visit to the USA boosted foreign sentiment towards equity investment in China. This coincided with a global rally in cyclical and undervalued stocks of which Chinese industrial stocks were obvious beneficiaries. However, the bombing of the Chinese Embassy in Belgrade provided a temporary negative political background which put WTO talks on hold. The market reaction to this event was calm. The market consolidated until the government introduced a number of market boosting measures. These included substantial interest rate cuts, market supporting statements by the leaders and various measures to reduce the cost of dealing. These policies fuelled a liquidity driven market rally towards the end of the period under review.

The main beneficiaries of the change in global equity market liquidity were China stocks listed in Hong Kong ("H" shares). Signs of a stabilization of industrial commodities prices, such as PVC and plastic products, seem likely to lead to an improved profit outlook for certain manufacturing companies. The prolonged deflation in product prices in these companies has depressed profit margins to a level where only the most efficient players can make a profit. While prices are not expected to rise, the arresting of a falling price trend will give the efficient companies a better profit picture. The cost-cutting measures put in place during the difficult times should feed straight to the bottom line. The Fund has added to companies such as Yizheng Chemical, Yanzhou Coal and Shanghai Petrochemical.

PROSPECTS
China's economy is slowing. The preliminary real GDP growth of China averaged 7.6% for the first half of 1999, implying a deceleration of GDP growth from 8.3% in 1Q99 to 7.1% in 2Q99. Exports fell 4.3% year-on-year, while imports surged 16.8% for the first half of 1999. As a result, the trade surplus fell 65% year-on-year to US$8.0 billion in the first half of 1999. On the other hand, growth continued to be supported by fixed asset investment and the fiscal spending, especially in the second half of 1999.

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THE GREATER CHINA FUND, INC.
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REPORT OF THE INVESTMENT MANAGER

CONTINUED

On the political front, the cross-strait relationship between Mainland China and Taiwan deteriorated sharply in July. President Lee Teng Hui of Taiwan commented that this relationship was a special state-to-state one. This suggests that Taiwan might abandon its "one-China" policy but Japan and the US were quick to reaffirm their commitment to this previously agreed position. China is likely to apply considerable pressure on Taiwan before the presidential elections next year in response to this policy shift by Taiwan. Markets have fallen substantially in Hong Kong, Shanghai and Taipei as an immediate result of this unanticipated new tension in the cross Taiwan straits relationship. Your manager will continue to watch developments closely.

In the international arena, the WTO entry and the bombing in Belgrade have created uncertainty in trade development and capital flow. The timing of WTO entry appears to have been delayed. If the entry is further delayed into year 2000, and the Sino-US relationship cannot make immediate progress as a result of the bombing, foreign direct investment (FDI) could be impaired. As the trade picture continues to worsen, a decline in capital inflow (FDI weakness) could jeopardize the currency. However, this remains a low probability scenario. Your Manager continues to forecast a mild and orderly devaluation between the fourth quarter of 1999 and mid 2000.

The commitment to State Enterprise reform has been confirmed by Zhu's visit to the US. The implication is a continuous quest for survival of the fittest among enterprises. This process will take time and weak enterprises will eventually be merged, taken over or closed down. The Fund will continue to adopt a very selective approach and focus on the most efficient companies that are likely to be the survivors and prosper. Overall it has been a rewarding period for shareholders, and the next six months are likely to continue to be positive, although the deterioration of the political environment is likely to set markets back in the short term.

Finally, The Board of Directors and Baring Asset Management (Asia) Limited mourn the passing of director Don Hoff and are grateful for his valuable insight and contributions to the Fund since its inception.

BARING ASSET MANAGEMENT (ASIA) LIMITED
Hong Kong

July 16, 1999

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PORTFOLIO OF INVESTMENTS
June 30, 1999
(Unaudited)

                                                             Value
    Shares  Description                                   (Note 1)
            EQUITIES -- 97.3%
            CHINA -- 46.9%
            BUILDING MATERIALS -- 0.9%
 7,882,000  Anhui Conch Cement......................  $  1,340,994
                                                      ------------
            CONSUMPTION -- 0.9%
 8,480,000  Guangzhou Pharmaceutical "H"............     1,355,296
                                                      ------------
            INFRASTRUCTURE -- 6.1%
25,980,000  Anhui Expressway "H"....................     3,549,455
 9,244,000  Jiangsu Expressway "H"..................     2,001,639
16,892,000  Zhejiang Expressway "H".................     3,352,883
                                                      ------------
                                                         8,903,977
                                                      ------------
            MANUFACTURING -- 19.6%
 3,674,618  China International Marine Containers
              "B"...................................     3,362,693
12,756,000  First Tractor "H".......................     3,781,455
 4,290,000  Guangdong Kelon Electronic Holdings
              "H"...................................     4,976,413
22,340,000  Shanghai Petrochemical+.................     5,240,482
 3,937,000  Shanghai Zhenhai Port Machinery "B".....     2,047,240
 3,770,000  Wafangdian Bearing "B"..................     1,156,471
 2,687,199  Weifu Fuel Injection "B"................     1,350,769
11,918,000  Yizheng Chemical Fibre "H"..............     3,072,204
12,404,000  Zhenhai Refining & Chemical "H".........     3,757,044
                                                      ------------
                                                        28,744,771
                                                      ------------
            SERVICES -- 1.9%
 4,013,160  Shanghai Dazhong Taxi "B"...............     2,728,949
                                                      ------------
            UTILITIES -- 12.3%
 9,198,000  Beijing Datang Power "H"................     2,963,808
14,832,000  Huaneng Power International "H"+........     6,165,184


                                                             Value
    Shares  Description                                   (Note 1)

   180,800  Huaneng Power International ADR "N".....  $  3,096,200
13,000,000  Zhejiang Southeast Electric Power "B"...     5,746,000
                                                      ------------
                                                        17,971,192
                                                      ------------

            MISCELLANEOUS -- 5.2%
 4,037,300  Inner Mongolia Yitai "B"................       662,117
19,390,000  Yanzhou Coal Mining "H".................     6,997,654
                                                      ------------
                                                         7,659,771
                                                      ------------
            Total China.............................    68,704,950
                                                      ------------
            HONG KONG -- 46.7%
            BANKING -- 1.3%
   622,400  Bank of East Asia.......................     1,572,325
   900,000  HKCB Bank Holding Co. Ltd...............       307,401
                                                      ------------
                                                         1,879,726
                                                      ------------

            CONGLOMERATES -- 15.4%
   194,000  Beijing Enterprises "H".................       606,295
 4,960,000  China Resources Enterprise+.............     8,790,246
 1,224,000  Hutchison Whampoa.......................    11,082,670
 2,798,000  Tianjin Development Holdings............     2,109,698
                                                      ------------
                                                        22,588,909
                                                      ------------

            CONSUMPTION -- 4.8%
 2,850,000  Hengan International Group*.............     1,450,970
 6,740,000  NG Fung Hong............................     5,603,202
                                                      ------------
                                                         7,054,172
                                                      ------------

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
                                                             Value
    Shares  Description                                   (Note 1)
            HONG KONG -- (continued)
            INFRASTRUCTURE -- 5.6%
 5,770,000  Cosco Pacific Ltd.+.....................  $  4,759,622
 1,846,774  New World Infrastructure*+..............     3,475,228
                                                      ------------
                                                         8,234,850
                                                      ------------

            MANUFACTURING -- 1.8%
   290,000  Johnson Electrical Holdings.............     1,188,616
 8,000,000  Stone Electronic Technology Ltd.........     1,473,462
                                                      ------------
                                                         2,662,078
                                                      ------------

            REAL ESTATE DEVELOPMENT -- 3.8%
   383,000  Cheung Kong Holdings....................     3,406,156
12,000,000  Far East Hotels & Entertainment*........     1,685,871
 7,910,000  Sinolink Worldwide Holdings*............       509,757
                                                      ------------
                                                         5,601,784
                                                      ------------
            SERVICES -- 8.2%
 3,481,000  China Telecom*+.........................     9,668,697
   649,000  Smartone Telecommunications Holdings....     2,308,715
                                                      ------------
                                                        11,977,412
                                                      ------------

            MISCELLANEOUS -- 5.8%
 1,990,000  China Everbright Ltd.+..................     1,987,794
 7,324,000  China Merchants Holdings
              International+........................     6,419,096
                                                      ------------
                                                         8,406,890
                                                      ------------
            Total Hong Kong.........................    68,405,821
                                                      ------------
            TAIWAN -- 3.7%


                                                             Value
    Shares  Description                                   (Note 1)
            MANUFACTURING -- 3.7%
   605,000  Hon Hai Precision Industry*.............  $  5,469,350
                                                      ------------
            Total Equities
              (cost $138,899,093)...................   142,580,121
                                                      ------------

 Principal
    Amount
     (000)
            FIXED INCOME -- 0.5%
            CHINA -- 0.5%
            MANUFACTURING -- 0.5%
    $2,000  Qingling Motors, 3.50% due 1/22/02
              (cost $903,431).......................       785,000
                                                      ------------

            TIME DEPOSITS -- 1.4%
     2,044  Brown Brothers Harriman & Co., Grand
              Cayman, 4.25%**, 7/1/99
              (cost $2,044,000).....................     2,044,000
                                                      ------------
            Total Investments -- 99.2%
              (cost $141,846,524)...................   145,409,121
                                                      ------------
            Other assets in excess of liabilities --
              0.8%..................................     1,159,446
                                                      ------------
            NET ASSETS -- 100.0%....................  $146,568,567
                                                      ------------
                                                      ------------

----------

  *  Non-income producing security.
  +  Security, or a portion thereof, was on loan at June 30, 1999.
 ** Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours' notice.
ADR-American Depositary Receipt

                       See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999
(Unaudited)

ASSETS
Investments, at value (cost $141,846,524)           $145,409,121
Investments of collateral received for securities
  on loan, at value (cost $22,468,668)                22,468,668
Cash (including foreign currency with a cost of
  $2,387,620 and a value of $2,387,433)                2,388,355
Dividends & Interest Receivable                          747,795
Prepaid Expenses                                          14,224
                                                    ------------
        Total assets                                 171,028,163
                                                    ------------

LIABILITIES
Collateral for securities on loan                     22,468,668
Payable for foreign currency purchased                 1,445,568
Investment management fee payable                        127,479
Administration fee payable                                21,629
Accrued expenses                                         396,252
                                                    ------------
        Total liabilities                             24,459,596
                                                    ------------
NET ASSETS                                          $146,568,567
                                                    ------------
                                                    ------------

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value; 12,593,049 shares
  issued and outstanding (100,000,000 shares
  authorized)                                       $     12,593
Paid-in capital in excess of par                     168,504,749
Undistributed net investment income                      704,000
Accumulated net realized loss on investments         (26,214,794)
Net unrealized appreciation of investments and
  other assets and liabilities denominated in
  foreign currency                                     3,562,019
                                                    ------------
NET ASSETS                                          $146,568,567
                                                    ------------
                                                    ------------

Shares Outstanding                                    12,593,049
                                                    ------------
NET ASSET VALUE PER SHARE                                 $11.64
                                                    ------------
                                                    ------------

              See Notes to Financial Statements.

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STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1999
(Unaudited)

INVESTMENT INCOME
Dividends                                           $  1,630,447
Interest                                                 348,505
                                                    ------------
        Total investment income                        1,978,952
                                                    ------------
EXPENSES
Investment management fees                               649,259
Directors' fees and expenses                             203,050
Custodian and accounting fees                            156,372
Administration fees                                      111,306
Shareholder reports                                       58,273
Legal fees                                                41,623
Audit fees                                                23,530
New York Stock Exchange listing fee                       10,036
Transfer agent fees and expenses                           7,149
Miscellaneous expenses                                    14,354
                                                    ------------
        Total expenses                                 1,274,952
                                                    ------------
Net investment income                                    704,000
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
    Investments                                       (4,543,537)
    Foreign currency transactions                         (2,818)
                                                    ------------
                                                      (4,546,355)
                                                    ------------
Net change in unrealized appreciation/depreciation
  of:
    Investments                                       44,228,540
    Other assets and liabilities denominated in
      foreign currencies                                    (596)
                                                    ------------
                                                      44,227,944
                                                    ------------
Net realized and unrealized gain on investments
  and foreign currency transactions                   39,681,589
                                                    ------------
NET INCREASE IN NET ASSETS FROM INVESTMENT
  OPERATIONS                                        $ 40,385,589
                                                    ------------
                                                    ------------

              See Notes to Financial Statements.

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THE GREATER CHINA FUND, INC.
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           STATEMENT OF CHANGES IN NET ASSETS

                                               For the
                                              Six Months
                                                Ended              For the Year
                                            June 30, 1999              Ended
                                             (unuadited)         December 31, 1998
                                          ------------------   ---------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                 $       704,000        $    (72,003)
Net realized loss on investments and
  foreign currency transactions                   (4,546,355)        (21,723,040)
Net change in unrealized appreciation/
  depreciation of investments and other
  assets and liabilities denominated in
  foreign currencies                              44,227,944         (29,954,080)
                                          ------------------   ---------------------
Total income (loss) from investment
  operations                                      40,385,589         (51,749,123)
                                          ------------------   ---------------------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
From net realized gain on investments                     --         (11,585,605)
                                          ------------------   ---------------------

Net increase (decrease) in net assets             40,385,589         (63,334,728)

NET ASSETS
Beginning of period                              106,182,978         169,517,706
                                          ------------------   ---------------------
End of period                                $   146,568,567        $106,182,978
                                          ------------------   ---------------------
                                          ------------------   ---------------------

              See Notes to Financial Statements.

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THE GREATER CHINA FUND, INC.
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NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)

 NOTE 1    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made, or services performed in China. The Fund had no operations until July 7, 1992, when it sold 7,200 shares of common stock for $100,440 to Baring International Investment (Far East) Limited (formerly the Investment Manager), an indirect wholly-owned subsidiary of ING Groep NV. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS
All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

 (i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

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The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

SECURITY LENDING
The Fund may lend up to 30% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the securities on loan that are foreign securities, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is PaineWebber Incorporated ("PaineWebber") who administers the Fund's lending program. PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agency fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers. For the six months ended June 30, 1999, net earnings to the Fund from securities lending was $62,375, after deducting PaineWebber fees of $33,351 of which $6,822 was payable to PaineWebber at June 30, 1999. At June 30, 1999, the market value of the securities on loan and the cash collateral received with respect to such loans were $19,949,846 and $22,468,668, respectively. The table below shows the investments of the cash collateral.

   Shares                       Money Market Funds
------------  -------------------------------------------------------
         524  Provident Institutional Temporary Investment Fund......  $          524
  22,468,144  Mitchell Hutchins Private Money Market Fund............      22,468,144
                                                                       --------------
                                                                       $   22,468,668
                                                                       --------------
                                                                       --------------

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are considered either

--------------------------------------------------------------------------------
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                                        9
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temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

TAX STATUS
  UNITED STATES
The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

At December 31, 1998, the Fund had a capital loss carry forward of $20,169,196 available as a reduction, to the extent provided in the regulation, of any future net realized capital gains realized before the end of fiscal year 2006. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

  CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Tax Bureau determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 20% withholding tax.

In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

  HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations.

  OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

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THE GREATER CHINA FUND, INC.
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 NOTE 2    INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"). The Investment Management Agreement was transferred to the Investment Manager as of June 15, 1999 by Baring International Investment (Far East) Limited (the former Investment Manager and a wholly subsidiary of the Investment Manager). Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

--------------------------------------------------------------------------------

 NOTE 3    TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays PaineWebber a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the six months ended June 30, 1999, $51,941 was paid or accrued by the Investment Manager to PaineWebber Incorporated for such services.

--------------------------------------------------------------------------------

 NOTE 4    PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of $3,562,597 was composed of gross appreciation of $14,634,569 for those securities having an excess of value over cost and gross depreciation of $11,071,972 for those securities having an excess of cost over value.

For the six months ended June 30, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $15,938,558 and $15,639,844, respectively.

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                                       11

THE GREATER CHINA FUND, INC.
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 NOTE 5    CAPITAL STOCK

There were no transaction in shares of common stock for the six months ended June 30, 1999 and for the year ended December 31, 1998.

--------------------------------------------------------------------------------

 NOTE 6    CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund invests in fixed income securities issued by banks and other corporations, the market values of which may change in response to interest rate changes. The ability of the issuers of such fixed income securities to meet their obligations may be affected by changing business and economic conditions in a specific state, industry or region.

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                                       12

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
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FINANCIAL HIGHLIGHTS

 Selected data for a share of common stock outstanding throughout each period is presented below:

                                For the
                              Six Months                                  For the Year Ended
                                Period                                       December 31,
                             June 30, 1999     ------------------------------------------------------------------------
                              (Unaudited)          1998           1997           1996           1995           1994
                           -----------------   ------------   ------------   ------------   ------------   ------------
Net asset value,
  beginning of period           $   8.43       $      13.46   $      19.49   $      14.52   $      14.29   $      23.79
                           -----------------   ------------   ------------   ------------   ------------   ------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
Net investment income
  (loss)                            0.06              (0.01)         (0.09)          0.10*          0.20           0.12*
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                      3.15              (4.10)         (2.32)          5.93*          0.29          (8.92)*
                           -----------------   ------------   ------------   ------------   ------------   ------------
    Total from investment
      operations                    3.21              (4.11)         (2.41)          6.03           0.49          (8.80)
                           -----------------   ------------   ------------   ------------   ------------   ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income                              --                 --             --          (0.09)         (0.20)         (0.09)
In excess of net
  investment income                   --                 --          (0.13)         (0.03)            --             --
From net realized gain on
  investments                         --              (0.92)         (3.49)            --          (0.01)         (0.06)
In excess of net realized
  gain on investments                 --                 --             --             --          (0.05)            --
                           -----------------   ------------   ------------   ------------   ------------   ------------
    Total dividends and
      distributions to
      shareholders                  0.00              (0.92)         (3.62)         (0.12)         (0.26)         (0.15)
                           -----------------   ------------   ------------   ------------   ------------   ------------
FUND SHARE TRANSACTIONS
Dilutive effect of rights
  offering                            --                 --             --          (0.89)            --          (0.46)
Offering costs charged to
  paid-in capital in
  excess of par                       --                 --             --          (0.05)            --          (0.09)
                           -----------------   ------------   ------------   ------------   ------------   ------------
    Total Fund share
      transactions                    --                 --             --          (0.94)            --          (0.55)
                           -----------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of
  period                        $  11.64       $       8.43   $      13.46   $      19.49   $      14.52   $      14.29
                           -----------------   ------------   ------------   ------------   ------------   ------------
                           -----------------   ------------   ------------   ------------   ------------   ------------
Market value, end of
  period                        $   9.69       $       6.13   $      10.88   $      15.63   $      14.13   $      12.13
                           -----------------   ------------   ------------   ------------   ------------   ------------
                           -----------------   ------------   ------------   ------------   ------------   ------------
TOTAL INVESTMENT
  RETURN(1)                       58.08%           (36.35)%        (7.29)%         15.53%         18.48%       (52.01)%
                           -----------------   ------------   ------------   ------------   ------------   ------------
                           -----------------   ------------   ------------   ------------   ------------   ------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000 omitted)                 $146,569       $    106,183   $    169,518   $    245,383   $    139,246   $    136,994
Ratio of expenses to
  average net assets               2.45%**            2.59%(2)        1.88%         2.07%          2.36%          2.08%
Ratio of net investment
  income (loss) to
  average net assets               1.36%**          (0.06)%        (0.41)%          0.65%          1.39%          0.63%
Portfolio turnover                   15%                41%            82%            37%            32%            22%

------------

  *  Based on average shares outstanding.
 **  Annualized
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Total investment return for period of less than one year has not been annualized.
(2)  The ratio of expenses to average net assets excluding excise taxes was
     2.29%

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                                       13

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
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OTHER INFORMATION

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The year 2000 issue effects virtually all companies and organizations.

The Investment Manager has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 200 issure will have an adverse effect on the Investment Manager's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on April 22, 1999. Shareholders voted to re-elect Richard B. Bradley and Don G. Hoff as Directors, and to ratify the appointment of PriceWaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 1999. The resulting vote count for each proposal is indicated below:

                                        For     Against   Withheld Authority
                                     ---------  -------   ------------------
1. Election of Directors:

 Richard B. Bradley                  9,267,607     0            164,259

 Don G. Hoff                         9,273,286     0            158,579

In addition to the above re-elected Directors, Edward Baker, John A. Bult, Richard Graham, John A. Hawkins, Jonathan K. Taylor, and Tak Lung Tsim continue to serve as Directors of the Fund.

                                        For     Against  Withheld Authority
                                     ---------  -------  ------------------
2. Ratification of the appointment
 of PriceWaterhouseCoopers LLP as
 the Fund's independent accountant   9,355,621   42,351        33,894

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--------------------------------------------------------------------------------

DIRECTORS
Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Jonathan J.K. Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Peter Cairns, SECRETARY
Henry Ho, VICE PRESIDENT RESIGNED EFFECTIVE JULY 1, 1999
Julian F. Sluyters, VICE PRESIDENT
Sam Lau, VICE PRESIDENT APPOINTED, EFFECTIVE JULY 1, 1999
Paul H. Schubert, TREASURER & ASSISTANT SECRETARY

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
White & Case
1155 Avenue of the Americas
New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

          The Greater China Fund, Inc.
          1285 Avenue of the Americas
          New York, New York 10019

          For information call (212) 713-2848

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599.

  The Greater China
  Fund, Inc.

  Semi-Annual Report
  June 30, 1999

                          [MH/PW GREATER CHINA LOGO]